Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I

International Growth Fund

(the “Fund”)

Supplement dated September 22, 2016 to the

Summary Prospectus dated October 1, 2015

The following changes are effective September 1, 2016:

In the section entitled “Fund Summary: International Growth Fund – Fees and Expenses of the Fund,” the table of Annual Fund Operating Expenses is deleted in its entirety and replaced with the following:

Annual Portfolio Operation Expenses (expenses you pay each year as a percentage of the value of your investment)

Management Fees	0.92%
Other Expenses	0.14%
Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements	1.06%
Fee Waiver and/or Expense Reimbursement[1,2]	0.06%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	1.00%

1 Pursuant to an Amended and Restated Advisory Fee Waiver Agreement effective September 1, 2016, through September 30, 2017, the investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), is contractually obligated to waive its advisory fee so that the advisory fee payable by the Fund to VALIC equals 0.89% of average monthly assets on the first $250 million, 0.84% on the next $250 million, 0.79% on the next $500 million and 0.74% thereafter. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of the Fund, including a majority of the directors who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended.

2 The expense table above has been restated to reflect a complete fiscal year of the fee waiver agreement that was instituted on September 1, 2016.

In addition, the “Expense Example” is deleted and replaced with the following:

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all contractual expense limitations and fee waivers, as applicable, remain in effect only for the periods ending September 30, 2017. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$331	$579	$1,289

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.